                                  EXHIBIT 10.82

                               EXCHANGE AGREEMENT

          EXCHANGE AGREEMENT, dated as of October 23, 2006, among SEDONA CORPORATION, a Pennsylvania corporation (THE "COMPANY"), and DAVID R. VEY, (HEREINAFTER REFERRED TO AS "VEY").

     WHEREAS, an Independent Committee of the Board of Directors of Sedona met and reviewed the terms of a proposed refinancing of certain of the Company's obligations to Vey (the "Refinancing") and has deemed it to be in the best interests of the Company; and

     WHEREAS, the Board of Directors has reviewed the findings of the Independent Committee and has also deemed that the Refinancing is in the best interests of the Company; and

     WHEREAS, in connection with and in furtherance of the Refinancing, the existing obligations of the Company to Vey, evidenced by various convertible promissory notes, will be exchanged for a single convertible promissory note in the principal amount of $2,691,263.36 (the "New Vey Note");

     NOW THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                              EXCHANGE OF THE NOTES

          1.1. EXCHANGE OF NOTES. The Company and Vey hereby agree to exchange the convertible notes listed on Exhibit A (the "Old Vey Notes") in the aggregate principal amount of the Two Million Five Hundred Ninety Thousand ($2,590,000.00) and 00/100 Dollars for the New Vey Note, substantially in the form attached hereto as Exhibit B (the "Exchange"). The New Vey Note includes in the aggregate principal amount all of the accrued interest in the Old Vey Notes in the amount of One Hundred One Thousand Two Hundred Sixty Three and 36/100 Dollars ($ 101,263.36).

          1.2. CLOSING OF EXCHANGE. Upon the signature of this Agreement, Vey shall surrender the Old Vey Notes to the Company for cancellation, and the Company shall issue the New Vey Note to Vey.

                                   ARTICLE II

                             CONDITIONS TO EXCHANGE

          2. CONDITIONS TO EXCHANGE. Vey's obligation to surrender the Old Vey Notes and the Company's obligation to issue the New Vey Note are subject to the fulfillment by the Company and Vey of the following conditions:

          2.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company and Vey contained in Article 3 shall have been correct when made and shall be correct at the time of the Exchange.

          2.2 COMPLIANCE WITH SECURITY LAWS. The New Vey Note shall have complied with all applicable requirements of federal and state securities laws.

          2.3 NO ACTIONS PENDING. There shall be no suit, action, investigation, inquiry or other proceeding by any governmental body or any other person or any other legal or administrative proceeding pending or threatened which seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of the Exchange, any transaction contemplated by this Agreement or is otherwise related to this Agreement.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

          3.1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants as follows:

          3.1.1. ORGANIZATION. The Company (a) has been duly incorporated and is validly existing under the laws of the State of Pennsylvania, and (b) has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

          3.1.2. AUTHORIZATION. The Company has the corporate power and authority and the full legal right to make, deliver and perform its obligations under this Agreement, to issue and exchange the notes and otherwise carry out the transactions contemplated hereby and has taken all necessary corporate action to authorize the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company; and is the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms. All shares of common stock which may be issued upon the conversion of the New Vey Note have been duly authorized and, upon conversion of the New Vey Note, will be validly issued, fully paid and nonassessable.

          3.1.3. GOVERNMENTAL CONSENTS, ETC. Except for filings with the Securities and Exchange Commission in the ordinary course of business, no consent, approval or authorization of, or declaration or filing with any governmental authority is required in connection with the execution, and delivery of this Agreement, the performance of this Agreement, or the issuance, exchange and delivery of the New Vey Note or the Common Stock issuable upon conversion of the New Vey Note.

          3.1.4. COMPLIANCE WITH SECURITIES LAWS. Neither the Company nor anyone acting on its behalf has taken, or will take any action which would subject the issuance and exchange of the New Vey Note or the Common Stock issuable upon conversion of the New Vey Note to the registration and prospectus delivery provisions of the Securities Act of 1933, as amended.
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          3.2. REPRESENTATIONS AND WARRANTIES OF VEY. Vey represents and warrants as follows:

          3.2.1 AUTHORIZATION. Vey has the power and authority and the full legal right to make, deliver and perform his obligations under this Agreement, to surrender and exchange the notes and otherwise carry out the transactions contemplated hereby and has taken all necessary action to authorize the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by Vey; and is the legal, valid and binding obligation of Vey, enforceable against him in accordance with its terms.

          3.2.2 OWNERSHIP OF OLD VEY NOTES. Vey owns all of the Old Vey Notes set forth on Exhibit A free and clear of any liens and encumbrances. Without limiting the foregoing, except for Vey's obligations under this Agreement, Vey has sole power of disposition with respect to the Old Vey Notes, with no restrictions on its rights of disposition pertaining thereto and no person or entity other than Vey has any right to direct or approve the disposition of the Old Vey Notes.

          3.2.3 INVESTMENT INTENT. Vey represents that he is acquiring the New Vey Note for his own account for investment and not with a view to or for sale in connection with any distribution thereof, except for such distributions and dispositions which are effected in compliance with the Securities Act and all applicable state securities and "blue sky" laws. Vey acknowledges that neither of the New Vey Note nor the Common Stock issuable upon conversion of the New Vey Note has been registered under the Securities Act and may be resold (which resale is not now contemplated) only if registered pursuant to the provisions of such Act or if an exemption from registration is available, except under circumstances where neither such registration nor such exemption is required by law.

                                   ARTICLE IV

                                  MISCELLANEOUS

          4.1 MISCELLANEOUS. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by any holder or holders of the New Vey Note at that time. This Agreement, embodies the entire agreement and understandings relating to the subject matter hereof. This Agreement and the New Vey Note shall be construed and enforced in accordance with and governed by the law of the State of Louisiana. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective representatives thereunto duly authorized as of the day and year first written above.

                                        SEDONA CORPORATION


                                        ----------------------------------------
                                        Name: Marco A. Emrich
                                        Title: President and CEO


                                        ----------------------------------------
                                        DAVID R. VEY
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                                    EXHIBIT A

                             NOTES TO BE SURRENDERED

A.   CONVERTIBLE PROMISSORY NOTE IN THE PRINCIPAL AMOUNT OF $50,000.00 EFFECTIVE AS OF JANUARY 13, 2005.
B.   CONVERTIBLE PROMISSORY NOTE IN THE PRINCIPAL AMOUNT OF $50,000.00 EFFECTIVE AS OF DECEMBER 18, 2003.
C.   CONVERTIBLE PROMISSORY NOTE IN THE PRINCIPAL AMOUNT OF $50,000.00 EFFECTIVE AS OF MARCH 30, 2005.
D.   CONVERTIBLE PROMISSORY NOTE IN THE PRINCIPAL AMOUNT OF $75,000.00 EFFECTIVE AS OF MARCH 25, 2005.
E.   CONVERTIBLE PROMISSORY NOTE IN THE PRINCIPAL AMOUNT OF $75,000.00 EFFECTIVE AS OF JANUARY 31, 2005.
F.   CONVERTIBLE PROMISSORY NOTE IN THE PRINCIPAL AMOUNT OF $125,000.00 EFFECTIVE AS OF MARCH 16, 2005.
G.   CONVERTIBLE PROMISSORY NOTE IN THE PRINCIPAL AMOUNT OF $300,000.00 EFFECTIVE AS OF JULY 7TH, 2004.
H.   CONVERTIBLE PROMISSORY NOTE IN THE PRINCIPAL AMOUNT OF $500,000.00 EFFECTIVE AS OF JUNE 4TH, 2004.
I.   CONVERTIBLE PROMISSORY NOTE IN THE PRINCIPAL AMOUNT OF $50,000.00 EFFECTIVE AS OF NOVEMBER 6, 2003.
J.   CONVERTIBLE PROMISSORY NOTE IN THE PRINCIPAL AMOUNT OF $50,000.00 EFFECTIVE AS OF APRIL 22, 2005.
K.   CONVERTIBLE PROMISSORY NOTE IN THE PRINCIPAL AMOUNT OF $75,000.00 EFFECTIVE AS OF APRIL 14, 2005.
L.   CONVERTIBLE PROMISSORY NOTE IN THE PRINCIPAL AMOUNT OF $75,000.00 EFFECTIVE AS OF DECEMBER 3RD, 2003.
M.   CONVERTIBLE PROMISSORY NOTE IN THE PRINCIPAL AMOUNT OF $95,000.00 EFFECTIVE AS OF SEPTEMBER 22, 2005.
N.   CONVERTIBLE PROMISSORY NOTE IN THE PRINCIPAL AMOUNT OF $100,000.00 EFFECTIVE AS OF OCTOBER 8, 2004.
O.   CONVERTIBLE PROMISSORY NOTE IN THE PRINCIPAL AMOUNT OF $120,000.00 EFFECTIVE AS OF DECEMBER 22, 2005.
P.   CONVERTIBLE PROMISSORY NOTE IN THE PRINCIPAL AMOUNT OF $125,000.00 EFFECTIVE AS OF MARCH 23, 2005.
Q.   CONVERTIBLE PROMISSORY NOTE IN THE PRINCIPAL AMOUNT OF $125,000.00 EFFECTIVE AS OF JUNE 20, 2005.
R.   CONVERTIBLE PROMISSORY NOTE IN THE PRINCIPAL AMOUNT OF $195,000.00 EFFECTIVE AS OF SEPTEMBER 15TH, 2004.
S.   CONVERTIBLE PROMISSORY NOTE IN THE PRINCIPAL AMOUNT OF $200,000.00 EFFECTIVE AS OF NOVEMBER 18, 2004.
T.   CONVERTIBLE PROMISSORY NOTE IN THE PRINCIPAL AMOUNT OF $155,000.00 EFFECTIVE AS OF MAY 1, 2006.

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                                    EXHIBIT B

                                  FORM OF NOTE